Income taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income taxes

24. Income taxes

The Company determines its tax provision for interim periods using an estimate of its annual effective tax rate adjusted for discrete items, if any, that are taken into account in the relevant period. Each quarter, the Company updates its estimate of the annual effective tax rate, and if its estimated tax rate changes, the Company makes a cumulative adjustment.

The Company’s effective tax rate, or ETR, is 15.7% in the first quarter of 2018. The quarterly tax expense includes certain discrete items recorded in the first quarter amounting to $2,746, resulting in lower tax expense. The Company recognized tax benefits, including deductions for equity-based compensation expenses recorded upon vesting of equity awards (“excess tax benefits”) and employment-related tax deductions in India. The tax benefits were partly offset by the partial expiry of tax holidays in India and changes in jurisdictional mix of income.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cut and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code. The Tax Act also establishes new tax laws that will affect 2018 and subsequent years, including a reduction in the U.S. federal corporate income tax rate from 35% to 21%.

On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under ASC 740, Income Taxes. In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements.

The Company’s estimate of transition tax on mandatory repatriation introduced under the Tax Act was provisional as of December 31, 2017 and remains provisional as of March 31, 2018 based on information available as of March 31, 2018. The Company has not recorded any tax liability for transition tax as of December 31, 2017 and March 31, 2018 pending the calculation of the earnings and profit pool of its controlled foreign corporations. The Company will recognize any changes to provisional amounts as it refines its estimates and interpretations of the application of the Tax Act. The Company expects to complete its analysis of the provisional items during the second half of 2018. The effects of other provisions of the Tax Act are not expected to have a material impact on the Company’s consolidated financial statements for the quarter ended March 31, 2018.

24. Income taxes (continued)

The Company reports its gain/loss on derivatives designated as cash flow hedges, actuarial gain/loss on retirement benefits and currency translation adjustment, net of taxes to the extent applicable, in accumulated other comprehensive income. The Company follows the specific identification approach for releasing stranded tax effects from accumulated other comprehensive income (loss) (“AOCI”) upon recognition of these AOCI items in the statement of income.

As of December 31, 2017, due to a reduction in the U.S. federal corporate income tax rate under the Tax Act, the Company revalued its net deferred tax assets, including deferred tax liabilities recorded through AOCI. Based on this revaluation, the Company recorded a tax gain of $2,265 relating to derivatives, reducing its net deferred tax liability balance, which was recorded as an income tax benefit in the continuing operations for the year ended December 31, 2017.

In the quarter ended March 31, 2018, the Company elected to early adopt ASU 2018-02, effective January 1, 2018, and made an election to reclassify the stranded income tax effects of the Tax Act from AOCI to retained earnings for all items of AOCI. The Company has elected to adopt the new guidance at the beginning of the period, and no prior periods have been adjusted. Accordingly, a stranded tax effect in AOCI of $2,265 resulting from the Tax Act has been adjusted through retained earnings.

As of December 31, 2017, the Company had unrecognized tax benefits amounting to $26,060, including an amount of $24,877, which, if recognized, would impact the effective tax rate.

The following table summarizes activities related to the Company’s unrecognized tax benefits for uncertain tax positions from January 1, 2018 to March 31, 2018:

2018
Opening balance at January 1	$26,060
Increase related to prior year tax positions, including recorded in acquisition accounting	229
Decrease related to prior year tax positions	(8)
Decrease related to prior year tax position due to lapse of applicable statute of limitation	(384)
Effect of exchange rate changes	(108)
Closing balance at March 31	$25,789

The Company’s unrecognized tax benefits as of March 31, 2018 include an amount of $24,604, which, if recognized, would impact the effective tax rate. As of March 31, 2018 and December 31, 2017, the Company had accrued approximately $4,806 and $4,614, respectively, in interest relating to unrecognized tax benefits. During the year ended December 31, 2017 and the three months ended March 31, 2018, the company recognized approximately $(224) and $285, respectively, excluding the impact of exchange rate differences, in interest on unrecognized tax benefits. As of December 31, 2017 and March 31, 2018, the Company had accrued approximately $1,033 and $1,024, respectively, for penalties.

25. Income taxes

Income tax expense (benefit) for the years ended December 31, 2015, 2016 and 2017 is allocated as follows:

	Year ended December 31,
	2015	2016	2017

Income from continuing operations	$61,937	$62,098	$59,742
Other comprehensive Income:
Unrealized gains (losses) on cash flow hedges	13,816	23,809	457
Retirement benefits	1,304	(1,885)	670
Additional paid in capital:
Excess tax benefit on stock-based compensation	(6,560)	—	—
Retained earnings:
Deferred tax assets recognized on early adoption of ASU 2016-09	—	(24,912)	—

The components of income before income tax expense from continuing operations are as follows:

	Year ended December 31,
	2015	2016	2017
Domestic (U.S.)	$23,122	$44,110	$8,440
Foreign (Non-U.S.)	278,632	285,535	312,143
Income before income taxes	$301,754	$329,645	$320,583

25. Income taxes (Continued)

Income tax expense (benefit) attributable to income from continuing operations consists of:

	Year ended December 31,
	2015	2016	2017
Current taxes:
Domestic (U.S. federal taxes)	$12,142	$78	$3,380
Domestic (U.S. state taxes)	301	1,069	1,268
Foreign (Non-U.S.)	68,207	30,497	65,485
	$80,650	$31,644	$70,133
Deferred taxes:
Domestic (U.S. federal taxes)	$(5,396)	$11,379	$3,549
Domestic (U.S. state taxes)	344	(459)	(2,809)
Foreign (Non-U.S.)	(13,661)	19,534	(11,131)
	$(18,713)	$30,454	$(10,391)
Total income tax expense (benefit)	$61,937	$62,098	$59,742

Income tax expense (benefit) attributable to income from continuing operations differed from the amounts computed by applying the U.S. federal statutory income tax rate of 35% to income before income taxes, as a result of the following:

	Year ended December 31,
	2015	2016	2017
Income before income tax expense	$301,754	$329,645	$320,583
Statutory tax rates	35%	35%	35%
Computed expected income tax expense	105,614	115,376	112,204
Increase (decrease) in income taxes resulting from:
Foreign tax rate differential	(16,550)	(18,574)	(25,224)
Tax benefit from tax holiday	(38,039)	(32,893)	(35,814)
Non-deductible expenses	1,884	2,295	1,146
Effect of change in tax rates	1,436	353	2,778
Change in valuation allowance	(33)	(4,830)	9,041
Unrecognized tax benefits	6,272	(627)	1,611
Other*	1,353	998	(6,000)
Reported income tax expense (benefit)	$61,937	$62,098	$59,742

*During 2017, following the transfer/closure of certain affiliated entities, deferred tax liabilities recorded against the outside basis difference amounting to $9,600 were reversed. It was not more likely than not that the resulting net deferred tax asset would be realized. Therefore, a full valuation allowance was established to offset the reduction in deferred tax liabilities.

A portion of the profits of the Company’s operations is exempt from income tax in India.  One of the Company’s Indian subsidiaries has sixteen units eligible for a tax holiday as a special economic zone unit in respect of 100% of the export profits it generates for a period of 5 years from commencement, 50% of such profits for the next 5 years (year 6 to year 10 from commencement) and 50% of the profits for an additional period of 5 years (year 11 to year 15 from commencement), subject to the satisfaction of certain capital investment requirements. The tax holidays for the Company’s existing special economic zone units will begin to expire on March 31, 2022 and will have fully expired on March 31, 2029, assuming the Company satisfies the capital investment requirements.

The effect of the Indian tax holiday on basic earnings per share was $0.18, $0.19 and $0.18, respectively, for the years ended December 31, 2015, 2016 and 2017. The effect of the tax holiday on diluted earnings per share was $0.17, $0.18 and $0.18, respectively, for the years ended December 31, 2015, 2016 and 2017.

25. Income taxes (Continued)

The components of the Company’s deferred tax balances as of December 31, 2016 and 2017 are as follows:

	As of December 31,
	2016	2017
Deferred tax assets
Net operating loss carryforwards	$52,997	$55,500
Accrued liabilities and other expenses	19,840	41,177
Provision for doubtful debts	6,419	10,509
Property, plant and equipment	3,445	1,270
Unrealized losses on cash flow hedges, Net	558	275
Share-based compensation	19,054	19,789
Retirement benefits	5,067	5,817
Deferred revenue	44,892	22,948
Tax credit carryforwards	34,509	35,322
Other	8,876	11,571
Gross deferred tax assets	$195,657	$204,178
Less: valuation allowance	(14,746)	(24,549)
Total deferred tax assets	$180,911	$179,629
Deferred tax liabilities
Intangible assets	$13,519	$15,954
Property, plant and equipment	2,745	1,131
Deferred cost	41,950	33,816
Investments in foreign subsidiaries not indefinitely reinvested	29,546	18,949
Unrealized gains on cash flow hedges, net	14,350	14,711
Other	11,073	24,886
Total deferred tax liabilities	$113,183	$109,447
Net deferred tax asset	$67,728	$70,182

	As of December 31,
Classified as	2016	2017
Deferred tax assets
Non-current	$70,143	$76,929
Deferred tax liabilities
Non-current	2,415	6,747
	$67,728	$70,182

The change in the total valuation allowance for deferred tax assets as of December 31, 2015, 2016 and 2017 is as follows:

	Year ended December 31,
	2015	2016	2017
Opening valuation allowance	$21,094	$20,091	$14,746
Reduction during the year	(3,499)	(7,299)	(3,957)
Addition during the year	2,496	1,954	13,760
Closing valuation allowance	$20,091	$14,746	$24,549

25. Income taxes (Continued)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which temporary differences are deductible.

Management considers the scheduled reversal of deferred tax liabilities and projected taxable income in making this assessment. In order to fully realize a deferred tax asset, the Company must generate future taxable income prior to the expiration of the deferred tax asset under applicable law. Based on the level of historical taxable income and projections for future taxable income over the periods during which the Company’s deferred tax assets are deductible, management believes that it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances as of December 31, 2017. The amount of the Company’s deferred tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

In 2016, one of the Company’s subsidiaries filed amended tax returns with respect to prior years, resulting in revised assessments, higher taxable income and the utilization of operating loss carryforwards. The use of operating loss carryforwards resulted in the complete reversal of the subsidiary’s remaining valuation allowance of $3,377.

On January 1, 2016, the Company elected the early adoption of ASU 2016-09, which was applied using a modified retrospective approach. Accordingly, excess tax benefits relating to the exercise of stock options prior to December 31, 2015 amounting to $24,912 were recorded through retained earnings. For the year ended December 31, 2016 and 2017, the Company has recognized net excess tax benefits of $1,004 and $1,723 in income tax expense attributable to continuing operations.

The Company recorded excess tax benefits of $6,560, $0, and $0 through additional paid-in capital during the years ended December 31, 2015, 2016 and 2017, respectively.

As of December 31, 2017, the Company’s deferred tax assets related to net operating loss carryforwards of $223,415 amounted to $50,495 (excluding state net operating losses). Net operating losses of subsidiaries in the United Kingdom, Singapore, Malaysia, Australia, Brazil, Israel, South Africa, Hong Kong and Luxembourg amounted to $126,612 and can be carried forward for an indefinite period.

25. Income taxes (Continued)

The Company’s remaining tax loss carryforwards expire as set forth in the table below:

	US – Federal	Europe	Others
Year ending December 31,
2018	$—	$—	$20
2019	—	—	72
2020	—	1,872	62
2021	—	581	2,084
2022	—	5,253	60
2023	—	8,500	953
2024	—	1,213	7,941
2025	—	28,222	9,647
2026	9,511	2,263	3,072
2027	9,913	—	2,053
2028	—	33	2,451
2034	—	—	1,027
	$19,424	$47,937	$29,442

In the table above, “Europe” includes net operating losses of subsidiaries in Hungary, Poland, the Netherlands, the Czech Republic, Slovakia, and Portugal, while “Others” includes net operating losses of subsidiaries in Mexico, Japan, China, India and Canada.

As of December 31, 2017, the Company had additional deferred tax assets for U.S. state and local tax loss carryforwards amounting to $5,005 with varying expiration periods between 2018 and 2036.

As of December 31, 2017, the company had a total foreign tax credit carryforward of $33,220, which will expire as set forth in the table below:

Year ending December 31,	Amount
2023	$893
2024	1,202
2025	15,552
2026	8,481
2027	5,362
2028	1,730
$33,220

Undistributed earnings of the Company’s foreign (non-Bermuda) subsidiaries which cannot be repatriated in a tax-free manner and for which a deferred tax liability has not been recognized amounted to $36,029 as of December 31, 2017. The Company has not accrued any income, distribution or withholding taxes that would arise if such earnings were repatriated. Due to the Company’s changing corporate structure, the various methods that are available to repatriate earnings, and uncertainty relative to the applicable taxes at the time of repatriation, it is not practicable to determine the amount of tax that would be imposed upon repatriation. If undistributed earnings are repatriated in the future, or are no longer deemed to be indefinitely reinvested, the company will accrue the applicable amount of taxes associated with such earnings at that time.

25. Income taxes (Continued)

As of December 31, 2017, $499,532 of the Company’s $504,468, in cash and cash equivalents was held by the Company’s foreign (non-Bermuda) subsidiaries. $243,813 of this cash is held by foreign subsidiaries for which the Company expects to incur and has accrued a deferred tax liability on the repatriation of $17,343 of retained earnings. $122,674 of the Company’s cash and cash equivalents is held by foreign subsidiaries in jurisdictions where no tax is expected to be imposed upon repatriation. The remaining $133,045 in cash and cash equivalents held by certain foreign subsidiaries of the Company is being indefinitely reinvested.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cut and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code that affect 2017. The Tax Act also establishes new tax laws that will affect 2018 and subsequent years, including a reduction in the U.S. federal corporate income tax rate from 35% to 21%.

On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under ASC 740, Income Taxes. In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements.

As a result of the reduction in the federal corporate income tax rate, the Company has revalued its net deferred tax assets, excluding tax credits to the extent affected by changes in the law as of December 31, 2017. Based on this revaluation, the Company has recorded a net tax expense of $3,182 to reduce its net deferred tax asset balance, which was recorded as additional income tax expense for the year ended December 31, 2017. Additionally, the Company has claimed 100% depreciation on $7,685 of the investments it made in depreciable property after September 27, 2017.

The estimation of transition tax on mandatory repatriation introduced under the Tax Act is provisional, which is currently estimated based on information available as of December 31, 2017. The Company has not recorded any tax liability for transition tax as of December 31, 2017 pending detailed workings for the earnings and profit pool of its controlled foreign corporations. The Company will recognize any changes to the provisional amounts as it refines its estimates and interpretations of the application of the Tax Act. The Company expects to complete its analysis of the provisional items during the second half of 2018. The effects of other provisions of the Tax Act are not expected to have a material impact on the Company’s consolidated financial statements for the year ended December 31, 2017.

25. Income taxes (Continued)

The following table summarizes activities related to our unrecognized tax benefits from January 1 to December 31 for each of 2015, 2016 and 2017:

	Year Ended December 31,
	2015	2016	2017
Opening balance at January 1	$22,718	$26,357	$23,467
Increase related to prior year tax positions, including recorded in acquisition accounting	2,000	370	2,582
Decrease related to prior year tax positions	—	(1,506)	(1,398)
Decrease related to divestiture of business	—	(345)	—
Decrease related to prior year tax position due to lapse of applicable statute of limitation	(820)	(2,122)	(1,019)
Increase related to current year tax positions, including recorded in acquisition accounting	3,544	3,225	1,661
Decrease related to settlements with tax Authorities	—	(2,000)	—
Effect of exchange rate changes	(1,085)	(512)	767
Closing balance at December 31	$26,357	$23,467	$26,060

As of December 31, 2015, 2016 and 2017, the Company had unrecognized tax benefits amounting to $24,935, $22,469 and $24,877, respectively, which, if recognized, would impact the effective tax rate.

As of December 31, 2015, 2016 and 2017, the Company had accrued $4,223, $3,856 and $4,614, respectively, in interest relating to unrecognized tax benefits. During the years ended December 31, 2015, 2016 and 2017, the Company recognized $1,152, $(206) and $(224), respectively, excluding exchange rate differences, in interest on unrecognized tax benefits. As of December 31, 2015, 2016 and 2017, the company had accrued $958, $977 and $1,033, respectively, for penalties.

In the next twelve months and for all tax years that remain open to examinations by U.S. federal and various state, local, and non-U.S. tax authorities, the Company estimates that it is reasonably possible that the total amount of its unrecognized tax benefits will vary. However, the Company does not expect significant changes within the next twelve months other than depending on the progress of tax matters or examinations with various tax authorities, which are difficult to predict.

With exceptions, the Company is no longer subject to U.S. federal, state and local or non-U.S. income tax audits by taxing authorities for years prior to 2013. The Company’s subsidiaries in India and China are open to examination by relevant taxing authorities for tax years beginning on or after April 1, 2009, and January 1, 2007, respectively. The Company regularly reviews the likelihood of additional tax assessments and adjusts its reserves as additional information or events require.